UNITED STATES
SECURITIES ANE EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report: February 20, 2003

THE DIAL CORPORATION

(Exact Name of Registrant as Specified in its Charter)

DELAWARE (State or Other Jurisdiction of Incorporation or Organization)	51-0374887 (I.R.S. Employer Identification No.)

15501 NORTH DIAL BOULEVARD SCOTTSDALE, ARIZONA (Address of Principal Executive Offices)	85260-1619 (Zip Code)

     Registrant’s Telephone Number, including Area Code (480) 754-3425.

Item 7. Exhibits
Item 9. Regulation FD Disclosure.
SIGNATURE
EX-99

Item 7. Exhibits

     (c)  Exhibits

(99) Investor Presentation dated February 20, 2003

Item 9. Regulation FD Disclosure.

As previously announced in our press release dated February 7, 2003, Dial will make a presentation to analysts/investors on February 20, 2003. A copy of the presentation is being furnished as an exhibit to this form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

The Dial Corporation
February 20, 2003

/s/ Conrad A. Conrad

Conrad A. Conrad
Executive Vice President and Chief Financial Officer